                                                                   Exhibit 5.2


                 [Letterhead of Richards, Layton & Finger, P.A.]




                                 March 24, 2006

To Each of the Addresses Listed
 On Schedule A Attached Hereto

            Re:   UBS Preferred Funding Company LLC V
                  UBS Preferred Funding Trust V
                  UBS Preferred Funding Company LLC VI
                  UBS Preferred Funding Trust VI
                  UBS Preferred Funding Company LLC VII
                  UBS Preferred Funding Trust VII
                  UBS Preferred Funding Company LLC VIII
                  UBS Preferred Funding Trust VIII
                  UBS Preferred Funding Company LLC IX
                  UBS Preferred Funding Trust IX
                  ------------------------------------------

Ladies and Gentlemen:

            We have acted as special Delaware counsel for UBS Preferred Funding Company LLC V, a Delaware limited liability company ("Company V"), UBS Preferred Funding Trust V, a Delaware statutory trust ("Trust V"), UBS Preferred Funding Company LLC VI, a Delaware limited liability company ("Company VI"), UBS Preferred Funding Trust VI, a Delaware statutory trust ("Trust VI"), UBS Preferred Funding Company LLC VII, a Delaware limited liability company ("Company VII"), UBS Preferred Funding Trust VII, a Delaware statutory trust ("Trust VII"), UBS Preferred Funding Company LLC VIII, a Delaware limited liability company ("Company VIII"), UBS Preferred Funding Trust VIII, a Delaware statutory trust ("Trust VIII"), UBS Preferred Funding Company LLC IX, a Delaware limited liability company ("Company IX"), and UBS Preferred Funding Trust IX, a Delaware statutory trust ("Trust IX"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

            For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 2


            (a) The Certificate of Formation of Company V, dated as of December 12, 2002 (the "Company V LLC Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on December 12, 2002;

            (b) The Limited Liability Company Agreement of Company V, dated as of December 12, 2002, entered into by UBS AG, a bank organized under the laws of Switzerland ("UBS");

            (c) A form of the Amended and Restated Limited Liability Company Agreement of Company V (the "Company V LLC Agreement"), to be entered into by UBS and Trust V, as members, to be attached as an exhibit to the Registration Statement (as defined below);

            (d) The Certificate of Trust of Trust V (the "Trust V Certificate"), as filed in the office of the Secretary of State on December 12, 2002;

            (e) The Trust Agreement of Trust V, dated as of December 12, 2002, between Company V, as grantor, and Wilmington Trust Company (the "Trustee"), as trustee of Trust V;

            (f) A form of the Amended and Restated Trust Agreement of Trust V (the "Trust V Agreement"), to be entered into among Company V, as guarantor, the Trustee, as trustee of Trust V, and UBS, solely for the purposes stated therein, to be attached as an exhibit to the Registration Statement;

            (g) The Certificate of Formation of Company VI, dated as of March 22, 2006 (the "Company VI LLC Certificate"), as filed in the office of the Secretary of State on March 22, 2006;

            (h) The Limited Liability Company Agreement of Company VI, dated as of March 22, 2006, entered into by UBS;

            (i) A form of Amended and Restated Limited Liability Company Agreement of Company VI (the "Company VI LLC Agreement"), to be entered into by UBS and Trust VI, as members, to be attached as an exhibit to the Registration Statement;

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 3

            (j) The Certificate of Trust of Trust VI (the "Trust VI Certificate"), as filed in the office of the Secretary of State on March 22, 2006;

            (k) The Trust Agreement of Trust VI, dated as of March 22, 2006, between Company VI, as grantor, and the Trustee, as trustee of Trust VI;

            (l) A form of the Amended and Restated Trust Agreement of Trust VI (the "Trust VI Agreement"), to be entered into among Company VI, as guarantor, the Trustee, as trustee of Trust VI, and UBS, solely for the purposes stated therein, to be attached as an exhibit to the Registration Statement;

            (m) The Certificate of Formation of Company VII, dated as of March 22, 2006 (the "Company VII LLC Certificate"), as filed in the office of the Secretary of State on March 22, 2006;

            (n) The Limited Liability Company Agreement of Company VII, dated as of March 22, 2006, entered into by UBS;

            (o) A form of Amended and Restated Limited Liability Company Agreement of Company VII (the "Company VII LLC Agreement"), to be entered into by UBS and Trust VII, as members, to be attached as an exhibit to the Registration Statement;

            (p) The Certificate of Trust of Trust VII (the "Trust VII Certificate"), as filed in the office of the Secretary of State on March 22, 2006;

            (q) The Trust Agreement of Trust VII, dated as of March 22, 2006, between Company VII, as grantor, and the Trustee, as trustee of Trust VII;

            (r) A form of the Amended and Restated Trust Agreement of Trust VII (the "Trust VII Agreement"), to be entered into among Company VII, as guarantor, the Trustee, as trustee of Trust VII, and UBS, solely for the purposes stated therein, to be attached as an exhibit to the Registration Statement;

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 4


            (s) The Certificate of Formation of Company VIII, dated as of March 22, 2006 (the "Company VIII LLC Certificate"), as filed in the office of the Secretary of State on March 22, 2006;

            (t) The Limited Liability Company Agreement of Company VIII, dated as of March 22, 2006, entered into by UBS;

            (u) A form of Amended and Restated Limited Liability Company Agreement of Company VIII (the "Company VIII LLC Agreement"), to be entered into by UBS and Trust VIII, as members, to be attached as an exhibit to the Registration Statement;

            (v) The Certificate of Trust of Trust VIII (the "Trust VIII Certificate"), as filed in the office of the Secretary of State on March 22, 2006;

            (w) The Trust Agreement of Trust VIII, dated as of March 22, 2006, between Company VIII, as grantor, and the Trustee, as trustee of Trust VIII;

            (x) A form of the Amended and Restated Trust Agreement of Trust VIII (the "Trust VIII Agreement"), to be entered into among Company VIII, as guarantor, the Trustee, as trustee of Trust VIII, and UBS, solely for the purposes stated therein, to be attached as an exhibit to the Registration Statement;

            (y) The Certificate of Formation of Company IX, dated as of March 22, 2006 (the "Company IX LLC Certificate"), as filed in the office of the Secretary of State on March 22, 2006;

            (z) The Limited Liability Company Agreement of Company IX, dated as of March 22, 2006, entered into by UBS;

            (aa) A form of Amended and Restated Limited Liability Company Agreement of Company IX (the "Company IX LLC Agreement"), to be entered into by UBS and Trust IX, as members, to be attached as an exhibit to the Registration Statement;

            (bb) The Certificate of Trust of Trust IX (the "Trust IX Certificate"), as filed in the office of the Secretary of State on March 22, 2006;

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 5


            (cc) The Trust Agreement of Trust IX, dated as of March 22, 2006, between Company IX, as grantor, and the Trustee, as trustee of Trust IX;

            (dd) A form of the Amended and Restated Trust Agreement of Trust IX (the "Trust IX Agreement"), to be entered into among Company IX, as guarantor, the Trustee, as trustee of Trust IX, and UBS, solely for the purposes stated therein, to be attached as an exhibit to the Registration Statement;

            (ee) The Registration Statement on Form F-3 as filed with the Securities and Exchange Commission pursuant to Rule 415 under the Securities Act of 1933 (the "Registration Statement"), including a related prospectus ("Prospectus"), relating to the Noncumulative Company Preferred Securities of Company V (each, a "Company V Preferred Security" and collectively, the "Company V Preferred Securities") and to the corresponding Noncumulative Trust Preferred Securities of Trust V (each, a "Trust V Preferred Security" and collectively, the "Trust V Preferred Securities"); to the Noncumulative Company Preferred Securities of Company VI (each, a "Company VI Preferred Security" and collectively, the "Company VI Preferred Securities") and to the corresponding Noncumulative Trust Preferred Securities of Trust VI (each, a "Trust VI Preferred Security" and collectively, the "Trust VI Preferred Securities"); to the Noncumulative Company Preferred Securities of Company VII (each, a "Company VII Preferred Security" and collectively, the "Company VII Preferred Securities") and to the corresponding Noncumulative Trust Preferred Securities of Trust VII (each, a "Trust VII Preferred Security" and collectively, the "Trust VII Preferred Securities"); to the Noncumulative Company Preferred Securities of Company VIII (each, a "Company VIII Preferred Security" and collectively, the "Company VIII Preferred Securities") and to the corresponding Noncumulative Trust Preferred Securities of Trust VIII (each, a "Trust VIII Preferred Security" and collectively, the "Trust VIII Preferred Securities"); and to the Noncumulative Company Preferred Securities of Company IX (each, a "Company IX Preferred Security" and collectively, the "Company IX Preferred Securities") and to the corresponding Noncumulative Trust Preferred Securities of Trust IX (each, a "Trust IX Preferred Security" and collectively, the "Trust IX Preferred Securities");

            (ff) A Certificate of Good Standing for Company V, dated March 23, 2006, obtained from the Secretary of State;

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 6


            (gg) A Certificate of Good Standing for Trust V, dated March 23, 2006, obtained from the Secretary of State;

            (hh) A Certificate of Good Standing for Company VI, dated March 23, 2006, obtained from the Secretary of State;

            (ii) A Certificate of Good Standing for Trust VI, dated March 23, 2006, obtained from the Secretary of State;

            (jj) A Certificate of Good Standing for Company VII, dated March 23, 2006, obtained from the Secretary of State;

            (kk) A Certificate of Good Standing for Trust VII, dated March 23, 2006, obtained from the Secretary of State;

            (ll) A Certificate of Good Standing for Company VIII, dated March 23, 2006, obtained from the Secretary of State;

            (mm) A Certificate of Good Standing for Trust VIII, dated March 23, 2006, obtained from the Secretary of State;

            (nn) A Certificate of Good Standing for Company IX, dated March 23, 2006, obtained from the Secretary of State; and

            (oo) A Certificate of Good Standing for Trust IX, dated March 23, 2006, obtained from the Secretary of State.

            Initially capitalized terms used herein and not otherwise defined are used as defined in the Company V LLC Agreement.

            For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (oo) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (oo) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 7

opinions stated herein. We have conducted no independent factual investigation of our own, but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

            With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

            For purposes of this opinion, we have assumed (i) that the Company V LLC Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the admission of members to, and the creation, operation, management and termination of, Company V, and that the Company V LLC Agreement and the Company V LLC Certificate are in full force and effect and have not been amended, (ii) that the Trust V Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, management and termination of Trust V, and that the Trust V Agreement and the Trust V Certificate are in full force and effect and have not been amended, (iii) that the Company VI LLC Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the admission of members to, and the creation, operation, management and termination of, Company VI, and that the Company VI LLC Agreement and the Company VI LLC Certificate are in full force and effect and have not been amended, (iv) that the Trust VI Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, management and termination of Trust VI, and that the Trust VI Agreement and the Trust VI Certificate are in full force and effect and have not been amended, (v) that the Company VII LLC Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the admission of members to, and the creation, operation, management and termination of, Company VII, and that the Company VII LLC Agreement and the Company VII LLC Certificate are in full force and effect and have not been amended, (vi) that the Trust VII Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, management and termination of Trust VII, and that the Trust VII Agreement and the

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 8


Trust VII Certificate are in full force and effect and have not been amended,
(vii) that the Company VIII LLC Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the admission of members to, and the creation, operation, management and termination of, Company VIII, and that the Company VIII LLC Agreement and the Company VIII LLC Certificate are in full force and effect and have not been amended, (viii) that the Trust VIII Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, management and termination of Trust VIII, and that the Trust VIII Agreement and the Trust VIII Certificate are in full force and effect and have not been amended, (ix) that the Company IX LLC Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the admission of members to, and the creation, operation, management and termination of, Company IX, and that the Company IX LLC Agreement and the Company IX LLC Certificate are in full force and effect and have not been amended, (x) that the Trust IX Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation, management and termination of Trust IX, and that the Trust IX Agreement and the Trust IX Certificate are in full force and effect and have not been amended, (xi) except to the extent provided in paragraphs 1, 4, 7, 10, 13, 16, 19, 22, 25 and 28 below, the due creation or the due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation or organization or formation, (xii) the legal capacity of natural persons who are signatories to the documents examined by us, (xiii) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents,
(xiv) the due authorization, execution and delivery by all parties thereto of all documents examined by us, (xv) the receipt by each Person to whom a Company V Preferred Security is to be issued by Company V (each, a "Company V Preferred Securityholder" and collectively, the "Company V Preferred Securityholders") of a certificate substantially in the form of the certificate attached to the Company V LLC Agreement evidencing the Company V Preferred Securities and the payment for the Company V Preferred Securities acquired by it, in accordance with the Company V LLC Agreement and the Registration Statement, (xvi) the receipt by each Person to whom a Trust V Preferred Security is to be issued by Trust V (each, a "Trust V Holder" and collectively, the "Trust V Holders") of a certificate substantially in the form of the trust certificate attached to the Trust V Agreement and the payment for the Trust V Preferred Security acquired by it, in accordance with the Trust V

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 9


Agreement and the Registration Statement, (xvii) the receipt by each Person to whom a Company VI Preferred Security is to be issued by Company VI (each, a "Company VI Preferred Securityholder" and collectively, the "Company VI Preferred Securityholders") of a certificate substantially in the form of the certificate attached to the Company VI LLC Agreement evidencing the Company VI Preferred Securities and the payment for the Company VI Preferred Securities acquired by it, in accordance with the Company VI LLC Agreement and the Registration Statement, (xviii) the receipt by each Person to whom a Trust VI Preferred Security is to be issued by Trust VI (each, a "Trust VI Holder" and collectively, the "Trust VI Holders") of a certificate substantially in the form of the trust certificate attached to the Trust VI Agreement and the payment for the Trust VI Preferred Security acquired by it, in accordance with the Trust VI Agreement and the Registration Statement, (xix) the receipt by each Person to whom a Company VII Preferred Security is to be issued by Company VII (each, a "Company VII Preferred Securityholder" and collectively, the "Company VII Preferred Securityholders") of a certificate substantially in the form of the certificate attached to the Company VII LLC Agreement evidencing the Company VII Preferred Securities and the payment for the Company VII Preferred Securities acquired by it, in accordance with the Company VII LLC Agreement and the Registration Statement, (xx) the receipt by each Person to whom a Trust VII Preferred Security is to be issued by Trust VII (each, a "Trust VII Holder" and collectively, the "Trust VII Holders") of a certificate substantially in the form of the trust certificate attached to the Trust VII Agreement and the payment for the Trust VII Preferred Security acquired by it, in accordance with the Trust VII Agreement and the Registration Statement, (xxi) the receipt by each Person to whom a Company VIII Preferred Security is to be issued by Company VIII (each, a "Company VIII Preferred Securityholder" and collectively, the "Company VIII Preferred Securityholders") of a certificate substantially in the form of the certificate attached to the Company VIII LLC Agreement evidencing the Company VIII Preferred Securities and the payment for the Company VIII Preferred Securities acquired by it, in accordance with the Company VIII LLC Agreement and the Registration Statement, (xxii) the receipt by each Person to whom a Trust VIII Preferred Security is to be issued by Trust VIII (each, a "Trust VIII Holder" and collectively, the "Trust VIII Holders") of a certificate substantially in the form of the trust certificate attached to the Trust VIII Agreement and the payment for the Trust VIII Preferred Security acquired by it, in accordance with the Trust VIII Agreement and the Registration Statement, (xxiii) the receipt by each Person to whom a Company IX Preferred Security is to be issued by Company IX (each, a "Company IX Preferred Securityholder" and collectively, the "Company IX Preferred Securityholders") of a certificate substantially in the form of the

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 10


certificate attached to the Company IX LLC Agreement evidencing the Company IX Preferred Securities and the payment for the Company IX Preferred Securities acquired by it, in accordance with the Company IX LLC Agreement and the Registration Statement, (xxiv) the receipt by each Person to whom a Trust IX Preferred Security is to be issued by Trust IX (each, a "Trust IX Holder" and collectively, the "Trust IX Holders") of a certificate substantially in the form of the trust certificate attached to the Trust IX Agreement and the payment for the Trust IX Preferred Security acquired by it, in accordance with the Trust IX Agreement and the Registration Statement, (xxv) that the books and records of Company V set forth the names and addresses of all Persons to be admitted as members of Company V and the dollar value of each of the member's contribution to Company V, (xxvi) that the books and records of Company VI set forth the names and addresses of all Persons to be admitted as members of Company VI and the dollar value of each member's contribution to Company VI, (xxvii) that the books and records of Company VII set forth the names and addresses of all Persons to be admitted as members of Company VII and the dollar value of each of the member's contribution to Company VII, (xxviii) that the books and records of Company VIII set forth the names and addresses of all Persons to be admitted as members of Company VIII and the dollar value of each of the member's contribution to Company VIII, (xxix) that the books and records of Company IX set forth the names and addresses of all Persons to be admitted as members of Company IX and the dollar value of each of the member's contribution to Company IX, (xxx) that the Company V Preferred Securities are issued and sold to the Company V Preferred Securityholders in accordance with the Registration Statement and the Company V LLC Agreement, (xxxi) that the Trust V Preferred Securities are issued and sold to the Trust V Holders in accordance with the Registration Statement and the Trust V Agreement, (xxxii) that the Company VI Preferred Securities are issued and sold to the Company VI Preferred Securityholders in accordance with the Registration Statement and the Company VI LLC Agreement, (xxxiii) that the Trust VI Preferred Securities are issued and sold to the Trust VI Holders in accordance with the Registration Statement and the Trust VI Agreement, (xxxiv) that the Company VII Preferred Securities are issued and sold to the Company VII Preferred Securityholders in accordance with the Registration Statement and the Company VII LLC Agreement, (xxxv) that the Trust VII Preferred Securities are issued and sold to the Trust VII Holders in accordance with the Registration Statement and the Trust VII Agreement, (xxxvi) that the Company VIII Preferred Securities are issued and sold to the Company VIII Preferred Securityholders in accordance with the Registration Statement and the Company VIII LLC Agreement, (xxxvii) that the Trust VIII Preferred Securities are issued and sold to the Trust VIII Holders in accordance with the

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 11



Registration Statement and the Trust VIII Agreement, (xxxviii) that the Company IX Preferred Securities are issued and sold to the Company IX Preferred Securityholders in accordance with the Registration Statement and the Company IX LLC Agreement, and (xxxix) that the Trust IX Preferred Securities are issued and sold to the Trust IX Holders in accordance with the Registration Statement and the Trust IX Agreement. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

                  This opinion is limited to the laws of the State of Delaware (excluding the securities laws and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

                  Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                  1. Company V has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. Section 18-101, et seq.) (the "LLC Act").

                  2. The Company V Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 3 below, fully paid and nonassessable limited liability company interests in Company V.

                  3. The Company V Preferred Securityholders shall not be obligated personally for any of the debts, obligations or liabilities of Company V, whether arising in contract, tort or otherwise solely by reason of being a member of Company V, except as a Company V Preferred Securityholder may be obligated to repay any funds wrongfully distributed to it. We note that the Company V Preferred Securityholders may be obligated to make payments as set forth in the Company V LLC Agreement.

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 12




                  4. Trust V has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801, et seq.) (the "Trust Act").

                  5. The Trust V Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 6 below, fully paid and nonassessable interests in Trust V.

                  6. The Trust V Holders, in their capacity as such, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware (the "GCL"). We note that the Trust V Holders may be obligated to make payments as set forth in the Trust V Agreement.

                  7. Company VI has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

                  8. The Company VI Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 9 below, fully paid and nonassessable limited liability company interests in Company VI.

                  9. The Company VI Preferred Securityholders shall not be obligated personally for any of the debts, obligations or liabilities of Company VI, whether arising in contract, tort or otherwise solely by reason of being a member of Company VI, except as a Company VI Preferred Securityholder may be obligated to repay any funds wrongfully distributed to it. We note that the Company VI Preferred Securityholders may be obligated to make payments as set forth in the Company VI LLC Agreement.

                  10. Trust VI has been duly created and is validly existing in good standing as a statutory trust under the Trust Act.

                  11. The Trust VI Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 12 below, fully paid and nonassessable interests in Trust VI.

                  12. The Trust VI Holders, in their capacity as such, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 13



organized under the GCL. We note that the Trust VI Holders may be obligated to make payments as set forth in the Trust VI Agreement.

                  13. Company VII has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

                  14. The Company VII Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 15 below, fully paid and nonassessable limited liability company interests in Company VII.

                  15. The Company VII Preferred Securityholders shall not be obligated personally for any of the debts, obligations or liabilities of Company VII, whether arising in contract, tort or otherwise solely by reason of being a member of Company VII, except as a Company VII Preferred Securityholder may be obligated to repay any funds wrongfully distributed to it. We note that the Company VII Preferred Securityholders may be obligated to make payments as set forth in the Company VII LLC Agreement.

                  16. Trust VII has been duly created and is validly existing in good standing as a statutory trust under the Trust Act.

                  17. The Trust VII Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 18 below, fully paid and nonassessable interests in Trust VII.

                  18. The Trust VII Holders, in their capacity as such, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the GCL. We note that the Trust VII Holders may be obligated to make payments as set forth in the Trust VII Agreement.

                  19. Company VIII has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

                  20. The Company VIII Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 21 below, fully paid and nonassessable limited liability company interests in Company VIII.

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 14




                  21. The Company VIII Preferred Securityholders shall not be obligated personally for any of the debts, obligations or liabilities of Company VIII, whether arising in contract, tort or otherwise solely by reason of being a member of Company VIII, except as a Company VIII Preferred Securityholder may be obligated to repay any funds wrongfully distributed to it. We note that the Company VIII Preferred Securityholders may be obligated to make payments as set forth in the Company VIII LLC Agreement.

                  22. Trust VIII has been duly created and is validly existing in good standing as a statutory trust under the Trust Act.

                  23. The Trust VIII Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 24 below, fully paid and nonassessable interests in Trust VIII.

                  24. The Trust VIII Holders, in their capacity as such, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the GCL. We note that the Trust VIII Holders may be obligated to make payments as set forth in the Trust VIII Agreement.

                  25. Company IX has been duly formed and is validly existing in good standing as a limited liability company under the LLC Act.

                  26. The Company IX Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 27 below, fully paid and nonassessable limited liability company interests in Company IX.

                  27. The Company IX Preferred Securityholders shall not be obligated personally for any of the debts, obligations or liabilities of Company IX, whether arising in contract, tort or otherwise solely by reason of being a member of Company IX, except as a Company IX Preferred Securityholder may be obligated to repay any funds wrongfully distributed to it. We note that the Company IX Preferred Securityholders may be obligated to make payments as set forth in the Company IX LLC Agreement.

                  28. Trust IX has been duly created and is validly existing in good standing as a statutory trust under the Trust Act.

UBS Preferred Funding Company LLC V
UBS Preferred Funding Trust V
UBS Preferred Funding Company LLC VI
UBS Preferred Funding Trust VI
UBS Preferred Funding Company LLC VII
UBS Preferred Funding Trust VII
UBS Preferred Funding Company LLC VIII
UBS Preferred Funding Trust VIII
UBS Preferred Funding Company LLC IX
UBS Preferred Funding Trust IX
March 24, 2006
Page 15



                  29. The Trust IX Preferred Securities will represent valid and, subject to the qualifications set forth in paragraph 30 below, fully paid and nonassessable interests in Trust IX.

                  30. The Trust IX Holders, in their capacity as such, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the GCL. We note that the Trust IX Holders may be obligated to make payments as set forth in the Trust IX Agreement.

                  We consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement. We also consent to Sullivan & Cromwell's relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them in connection with the Registration Statement. In addition, we hereby consent to the use of our name under the heading "Validity of the Securities" in the Prospectus. In giving the foregoing consents, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other Person for any purpose.

                                        Very truly yours,






                                        /s/ Richards, Layton & Finger, P.A.





EAM/JGL/MPQ

                                                                     Exhibit 5.2


                                   SCHEDULE A



UBS Preferred Funding Company LLC V               UBS Preferred Funding Trust IX
c/o UBS AG                                        c/o UBS AG
299 Park Avenue                                   299 Park Avenue
New York, New York 10171                          New York, New York 10171

UBS Preferred Funding Trust V
c/o UBS AG
299 Park Avenue
New York, New York 10171

UBS Preferred Funding Company LLC VI
c/o UBS AG
299 Park Avenue
New York, New York 10171

UBS Preferred Funding Trust VI
c/o UBS AG
299 Park Avenue
New York, New York 10171

UBS Preferred Funding Company LLC VII
c/o UBS AG
299 Park Avenue
New York, New York 10171

UBS Preferred Funding Trust VII
c/o UBS AG
299 Park Avenue
New York, New York 10171

UBS Preferred Funding Company LLC VIII
c/o UBS AG
299 Park Avenue
New York, New York 10171

UBS Preferred Funding Trust VIII
c/o UBS AG
299 Park Avenue
New York, New York 10171

UBS Preferred Funding Company LLC IX
c/o UBS AG
299 Park Avenue
New York, New York 10171